Accounting Changes	12 Months Ended
Dec. 31, 2017
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
Accounting Changes
Accounting Changes
A. Current Accounting Changes

I. IFRS 15 Revenue from Contracts with Customers

In May 2014, the IASB issued IFRS 15 Revenue from Contracts with Customers ("IFRS 15"), which replaces existing revenue recognition guidance with a single comprehensive accounting model. The model specifies that an entity recognizes revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which it expects to be entitled in exchange for those goods or services. In April 2016, the IASB issued an amendment to IFRS 15 to clarify the identification of performance obligations, principal versus agent considerations, licenses of intellectual property and transition practical expedients. IFRS 15, including the amendment, is required to be adopted either retrospectively or using a modified retrospective approach for annual periods beginning on or after Jan. 1, 2018, with earlier adoption permitted.
The Corporation has adopted IFRS 15 with an initial adoption date of Jan. 1, 2018. As a result, the Corporation has changed its accounting policy for revenue recognition, which is outlined in Note 2(A).

The Corporation has elected to adopt IFRS 15 retrospectively with the modified retrospective method of transition practical expedient and has elected to apply IFRS 15 only to contracts that are not completed contracts at the date of initial application. Comparative information has not been restated and is reported under IAS 18 Revenue ("IAS 18"), which is outlined in Note 2(A)(iii).

The Corporation recognized the cumulative impact of the initial application of the standard in the deficit as at Jan. 1, 2018. Applying the significant financing component requirements to a specific contract resulted in an increase to the contract liability of $17 million, a decrease in deferred income tax liabilities of $4 million and an increase to the deficit of $13 million. IFRS 15 requires that, in determining the transaction price, the promised amount of consideration is to be adjusted for the effects of the time value of money if the timing of payments specified in a contract provides either party with a significant benefit of financing the transfer of goods or services to the customer (“significant financing component”). The objective when adjusting the promised amount of consideration for a significant financing component is to recognize revenue at an amount that reflects the price that the customer would have paid, had they paid cash in the future when the goods or services are transferred to them. The application of the significant financing component requirement results in the recognition of interest expense over the financing period and a higher amount of revenue.

Additionally, the Corporation no longer recognizes revenue (or fuel costs) related to non-cash consideration for natural gas supplied by a customer at one of its gas plants , as it was determined under IFRS 15 that the Corporation does not obtain control of the customer-supplied natural gas.

Refer to the discussion in Note 2(A) and in Note 5 for a breakdown of the Corporation's revenues from contracts with customers and revenues from other sources.

The following tables summarize the financial statement line items impacted by adopting IFRS 15 as at and for the year ended Dec. 31, 2018:

Condensed Consolidated Statement of Earnings (Loss)

Year ended Dec. 31, 2018	Reported in accordance with IAS 18 and IAS 11	Adjustments	As reported under IFRS 15
Revenues	2,253	(4)	2,249
Fuel, carbon costs and purchased power	(1,109)	9	(1,100)
Net interest expense	(243)	(7)	(250)
Net earnings impact	(88)	(2)	(90)

Condensed Consolidated Statements of Financial Position

As at Dec. 31, 2018	Reported in accordance with IAS 18 and IAS 11	Adjustments	As reported under IFRS 15
Deferred income tax liabilities	505	(4)	501
Contract liability	68	19	87
Deficit	(1,481)	(15)	(1,496)

There were no impacts to the statement of cash flows as a result of adopting IFRS 15.

II. IFRS 9 Financial Instruments

Effective Jan. 1, 2018, the Corporation adopted IFRS 9, which introduces new requirements for:

▪	the classification and measurement of financial assets and liabilities;

▪	the recognition and measurement of impairment of financial assets; and

▪	general hedge accounting.

In accordance with the transition provisions of the standard, the Corporation has elected to not restate prior periods. The impact of adopting IFRS 9 was recognized in the deficit at Jan. 1, 2018. While the Corporation had no direct impact of adopting IFRS 9, a $1 million increase in the deficit resulted from the increase in equity attributable to non-controlling interests due to IFRS 9 impacts at TransAlta Renewables Inc. ("TransAlta Renewables").

The Corporation's accounting policies under IFRS 9 are outlined in Note 2(C) and the key impacts are outlined below. For more information on the Corporation's accounting policies under IAS 39 for the period ended Dec. 31, 2017, refer to note 2 of the Corporation’s 2017 annual consolidated financial statements.

a. Classification and Measurement
IFRS 9 introduces the requirement to classify and measure financial assets based on their contractual cash flow characteristics and the Corporation’s business model for the financial asset. All financial assets and financial liabilities, including derivatives, are recognized at fair value on the Consolidated Statements of Financial Position when the Corporation becomes party to the contractual provisions of a financial instrument or non-financial derivative contract. Financial assets must be classified and measured at either amortized cost, at FVTPL, or at FVTOCI. Refer to Note 2 (C) for further details.

The Corporation’s management reviewed and assessed the classifications of its existing financial instruments as at Jan. 1, 2018, based on the facts and circumstances that existed at that date, as shown below. None of the reclassifications had a significant impact on the Corporation’s financial position, earnings (loss), other comprehensive income (loss) or total comprehensive income (loss) after the date of initial application.

Financial instrument	IAS 39 category	IFRS 9 classification
Cash and cash equivalents	Loans and receivables	Amortized cost
Restricted cash	Loans and receivables	Amortized cost
Trade and other receivables	Loans and receivables	Amortized cost
Long-term portion of finance lease receivables	Loans and receivables	Amortized cost
Loan receivable (other assets)	Loans and receivables	Amortized cost
Risk management assets (current and long-term) - derivatives held for trading	Held for trading	FVTPL
Risk management assets (current and long-term) - derivatives designated as hedging instruments	Derivatives designated as hedging instruments	FVOCI
Accounts payable and accrued liabilities	Other financial liabilities	Amortized cost
Dividends payable	Other financial liabilities	Amortized cost
Risk management liabilities (current and long-term) - derivatives held for trading	Held for trading	FVTPL
Risk management liabilities (current and long-term) - derivatives designated as hedging instruments	Derivatives designated as hedging instruments	FVOCI
Credit facilities and long-term debt	Other financial liabilities	Amortized cost

b. Impairment of Financial Assets
IFRS 9 introduces a new impairment model for financial assets measured at amortized cost as well as certain other instruments. The expected credit loss model requires entities to account for expected credit losses on financial assets at the date of initial recognition, and to account for changes in expected credit losses at each reporting date to reflect changes in credit risk.

The Corporation’s management reviewed and assessed its existing financial assets for impairment using reasonable and supportable information in accordance with the requirements of IFRS 9 to determine the credit risk of the respective items at the date they were initially recognized, and compared that to the credit risk as at Jan. 1, 2018. There were no significant increases in credit risk determined upon application of IFRS 9 and no loss allowance was recognized.

c. General Hedge Accounting
IFRS 9 retains the three types of hedges from IAS 39 (fair value hedges, cash flow hedges and hedges of a net investment in a foreign operation), but increases flexibility as to the types of transactions that are eligible for hedge accounting.

The effectiveness test of IAS 39 is replaced by the principle of an “economic relationship”, which requires that the hedging instrument and the hedged item have values that generally move in opposite direction because of the hedged risk. Additionally, retrospective hedge effectiveness testing is no longer required under IFRS 9.

In accordance with IFRS 9’s transition provisions for hedge accounting, the Corporation has applied the IFRS 9 hedge accounting requirements prospectively from the date of initial application on Jan. 1, 2018, and comparative figures have not been restated. The Corporation’s qualifying hedging relationships under IAS 39 in place as at Jan. 1, 2018 also qualified for hedge accounting in accordance with IFRS 9, and were therefore regarded as continuing hedging relationships. No rebalancing of any of the hedging relationships was necessary on Jan. 1, 2018. As the critical terms of the hedging instruments match those of their corresponding hedged items, all hedging relationships continue to be effective under IFRS 9’s effectiveness assessment. The Corporation has not designated any hedging relationships under IFRS 9 that would not have met the qualifying hedge accounting criteria under IAS 39. Further details of the Corporation's hedging activities are disclosed in Notes 14 and 15.

The Corporation’s risk management objective and strategy, including risk management instruments and their key terms, are detailed in Notes 15A and 15C.

In certain cases, the Corporation purchases non-financial items in a foreign currency, for which it may enter into forward contracts to hedge foreign currency risk on the anticipated purchases. Both IAS 39 and IFRS 9 require hedging gains and losses to be basis adjusted to the initial carrying amount of non-financial hedged items once recognized (such as PP&E), but under IFRS 9, these adjustments are no longer considered reclassification adjustments and do not affect OCI. Under IFRS 9, these amounts will be directly transferred to the asset and will be reflected in the statement of changes in equity as a reclassification from AOCI.

The application of IFRS 9 hedge accounting requirements has no other impact on the results and financial position of the Corporation for the current or prior years.

III. Change in Estimates - Useful Lives

As a result of the Off-Coal Agreement (“OCA”) with the Government of Alberta described in Note 4(O), the Corporation has adjusted the useful lives of some of its mine assets to align with the Corporation's coal-to-gas conversion plans. In addition, on Jan. 1, 2017, the useful lives of the PP&E and amortizable intangibles associated with some of the Corporation’s Alberta coal assets were reduced to 2030. As a result, depreciation expense and intangibles amortization for the year ended Dec. 31, 2018, increased by approximately $38 million (2017 - $58 million). The useful lives may be revised or extended in compliance with the Corporation’s accounting policies, dependent upon future operating decisions and events, such as coal-to-gas conversions.

Due to the Corporation’s decision to retire Sundance Unit 1 effective Jan. 1, 2018 (see Note 4(A) for further details), the useful lives of the Sundance Unit 1 PP&E and amortizable intangibles were reduced in the second quarter of 2017 by two years to Dec. 31, 2018. As a result, depreciation expense and intangibles amortization for the year ended Dec. 31, 2017, increased by approximately $26 million.

Since Sundance Unit 1 was shut down two years early, the Canadian federal Minister of Environment & Climate Change agreed to extend the life of Sundance Unit 2 from 2019 to 2021. As such, during the third quarter of 2017, the Corporation extended the life of Sundance Unit 2 to 2021 (see Note 4(A) for further details). As a result, depreciation expense and intangibles amortization for the year ended Dec. 31, 2017, decreased in total by approximately $4 million. However, in the third quarter of 2018, the Corporation retired Sundance Unit 2 and recorded an impairment loss for the remaining net book value of the asset (see Note 4(A) and Note 7 for further details).

B.  Future Accounting Changes

Accounting standards that have been previously issued by the IASB, but are not yet effective and have not been applied by the Corporation include IFRS 16 Leases. In January 2016, the IASB issued IFRS 16 Leases, which replaces the current IFRS guidance on leases. Under current guidance, lessees are required to determine if the lease is a finance or operating lease, based on specified criteria. Finance leases are recognized on the statement of financial position, while operating leases are not. Under IFRS 16, lessees must recognize a lease liability and a right-of-use asset for virtually all lease contracts. An optional exemption to not recognize certain short-term leases and leases of low value can be applied by lessees. In addition, the nature and timing of expenses related to leases will change, as IFRS 16 replaces the straight-line operating leases expense with the depreciation expense for the assets and interest expense on the lease liabilities. For lessors, the accounting remains essentially unchanged.
IFRS 16 is effective for annual periods beginning on or after Jan. 1, 2019. The standard is required to be adopted either retrospectively or using a modified retrospective approach. On transition, TransAlta has elected to apply IFRS 16 using the modified retrospective approach effective Jan. 1, 2019. In applying IFRS 16 for the first time, the Corporation has used the following practical expedients permitted by the standard:

▪	Exemption for short-term leases that have a remaining lease term of less than 12 months as at Jan. 1, 2019 and low value leases;

▪	Excluding initial direct costs for the measurement of the right-of-use asset at the date of initial application;

▪	Using hindsight in determining the lease term where the contract contains options to extend or terminate the lease;

▪	Adjusting the right-of-use assets by the amount of IAS 37 onerous contract provision immediately before the date of initial application; and

▪
Measuring the right-of-use assets at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments relating to that lease recognized in the statement of financial position immediately before the date of initial application.

The Corporation has substantially completed its assessment of existing operating leases. The Corporation estimates that we will recognize right-of-use lease assets and related lease liabilities for existing operating leases where we are the lessee in the range of $42 million to $52 million. These changes will be partially offset by the derecognition of a finance lease asset and a finance lease liability related to a contractual arrangement that was accounted for as a finance lease under IAS 17 but is no longer considered a lease under IFRS 16.

C. Comparative Figures

Certain comparative figures have been reclassified to conform to the current period’s presentation. These reclassifications did not impact previously reported net earnings.